UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2015

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 23, 2015, ERP Operating Limited Partnership (“ERP”), a subsidiary and the operating partnership of Equity Residential (“EQR”) through which EQR owns substantially all of its assets, together with certain wholly-owned subsidiaries of ERP (collectively, “Seller”), entered into 10 substantially identical Real Estate Sale Agreements dated as of October 23, 2015 (the “Sale Agreements”) with SCG Atlas Acquisition, L.P., an affiliate of Starwood Global Opportunity Fund X (“Purchaser”), pursuant to which Seller has agreed to sell to Purchaser a portfolio of 72 multifamily assets, comprising 23,262 apartment units across the United States (the “Assets”), for $5.365 billion in cash (the “Purchase Price”), all pursuant to the terms and subject to the conditions set forth in the Sale Agreements (the “Transaction”). The Purchaser has deposited $200 million in cash into escrow as a non-refundable earnest money deposit.

The Transaction may be consummated in multiple closings, occurring as early as January 14, 2016, but no later than April 15, 2016. The consummation of the Transaction is subject to the satisfaction of certain customary closing conditions, including, without limitation, compliance with or waiver of certain statutory rights of first refusal over certain Assets, and there can be no assurance that the Transaction will be consummated. The parties have made customary representations, warranties and indemnifications to each other in the Sale Agreements.

The following table provides the name and location of the 72 Assets being sold to the Purchaser in the Transaction:

Property	Location
The Ashton	Inland Empire (CA)
Deerwood	Inland Empire (CA)
Marquessa	Inland Empire (CA)

Ballpark Lofts	Colorado
Brookside	Colorado
Cierra Crest	Colorado
Colorado Pointe	Colorado
Copper Canyon	Colorado
Dartmouth Woods	Colorado
Estates at Tanglewood	Colorado
Greenwood Park	Colorado
Greenwood Plaza	Colorado
Legacy at Highlands Ranch	Colorado
The Marks	Colorado
Parkfield	Colorado
Savoy (2 assets)	Colorado
Stonegate	Colorado
Uptown Square	Colorado
Village at Bear Creek	Colorado
Waterford Place	Colorado

Coconut Palm Club	Florida
Cove at Boynton Beach (2 assets)	Florida
Enclave at Waterways	Florida
Estates at Wellington	Florida
Gables Grand Plaza	Florida
Gatehouse at Pinelake	Florida
Gatehouse on the Green	Florida

Hammocks Place	Florida
Kings Colony	Florida
Landings at Pembroke	Florida
Midtown 24	Florida
Miramar Lakes	Florida
New River Cove	Florida
Oasis Delray Phase I	Florida
Oasis Delray Phase II	Florida
Palm Trace Landings	Florida
Park Aire	Florida
Park at Turtle Run	Florida
Preserve at Deercreek	Florida
Promenade at Aventura	Florida
Promenade at Wyndham Lakes	Florida
Red Road Commons	Florida
Reserve at Ashley Lake	Florida
Residences at Bayview	Florida
Sabal Pointe	Florida
Sheridan Lake Club	Florida
Sheridan Ocean Club (2 assets)	Florida
St. Andrews (2 assets)	Florida
Welleby Lake Club	Florida
The Winston	Florida

Canterbury	Suburban Maryland
Governors Green	Suburban Maryland
Mosaic at Largo	Suburban Maryland
Northlake	Suburban Maryland
Oak Mill (2 assets)	Suburban Maryland
Scarborough Square	Suburban Maryland
Westchester Pavilions	Suburban Maryland

Oaks at Falls Church	Northern Virginia
Stoney Ridge	Northern Virginia

Bella Terra	Suburban Seattle
Heronfield	Suburban Seattle
Huntington Park	Suburban Seattle
Martine	Suburban Seattle
Orchard Ridge	Suburban Seattle
Reunion at Redmond Ridge	Suburban Seattle
Sage	Suburban Seattle
Woodlake	Suburban Seattle

The foregoing description of the Sale Agreements and the Transaction is not complete and is subject to and qualified in its entirety by reference to the Sale Agreements, one of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference. The additional Sale Agreements are substantially identical in all material respects to the Sale Agreement attached hereto as Exhibit 2.1, and a Schedule of Agreements Substantially Identical in all Material Respects is attached hereto as Exhibit 2.2, pursuant to Instruction 2 to Item 601 of Regulation S-K.

EQR intends to use the majority of the proceeds from the Transaction to pay a special distribution to EQR’s common shareholders and holders of limited partnership units in ERP of between $9.00 and $11.00 per share/unit, and anticipates that distribution being paid during the second quarter of 2016. EQR also expects to use proceeds from this sale to reduce aggregate indebtedness in order to make the Transaction leverage neutral. EQR does not expect the Transaction to impact its fourth quarter 2015 distribution, payable in January 2016. All distributions are subject to the approval of EQR’s Board of Trustees.

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 26, 2015, EQR issued a press release announcing the execution of the Sale Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by EQR or ERP under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that ERP or EQR may make, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements included in this communication are based on information available to EQR and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology, and include, without limitation, EQR’s and ERP’s beliefs and intentions regarding the consummation of the asset sale transaction described herein and the use of proceeds therefrom. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on EQR’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. None of EQR, ERP or any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and EQR’s control. Neither ERP nor EQR undertake any obligation (and ERP and EQR expressly disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

2.1	Real Estate Sale Agreement dated as of October 23, 2015, by and among ERP Operating Limited Partnership, certain of its affiliates, and SCG Atlas Acquisition, L.P. *

2.2	Schedule of Agreements Substantially Identical in all Material Respects to the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, pursuant to Instruction 2 to Item 601 of Regulation S-K.

99.1	Press Release dated October 26, 2015.

* Certain schedules and exhibits have been omitted in accordance with Regulation S-K 601(b)(2). ERP and EQR will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: October 26, 2015	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: October 26, 2015	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel